Exhibit 10.7
FIRST AMENDMENT TO
CREDIT AGREEMENT

THIS FIRST AMENDMENT , dated as of March 1, 2011 (this "Amendment"), to CREDIT AGREEMENT, dated as of May 7, 2010 (the "Credit Agreement"; capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement) is made by and among CNX Gas Corporation (the "Borrower"), the Guarantors, the CONSOL Loan Parties, the Required Lenders, Bank of America, N.A., as syndication agent and PNC Bank, National Association, as administrative agent (the "Administrative Agent").
WITNESSETH
WHEREAS, the Borrower desires to make certain amendments to the Credit Agreement, including the amendment of certain covenants as set forth in more detail below;
WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided.
NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:
1.    Amendment to Credit Agreement.
(a)    New Definition. Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert the following new definition in the appropriate alphabetical order therein:
" CONSOL Energy Note Indenture (2011) shall mean that certain unsecured Indenture, among CONSOL, certain of its Subsidiaries, and that certain trustee thereunder, governing notes issued in March of 2011, in an amount not to exceed $500,000,000, in form and substance similar to the CONSOL Energy Note Indentures (2010)."
(b)    Guaranties. Clause (a) of Section 8.2.3 of the Credit Agreement is hereby amended and restated as follows:

"(a)    Guaranties made by the Loan Parties in connection with the CONSOL Energy Note Indenture (2002), the CONSOL Energy Note Indentures (2010), the CONSOL Energy Note Indenture (2011) and the CONSOL Credit Agreement;"
2.    Condition Precedent. This Amendment shall be effective upon completion of each of the following conditions to the satisfaction of the Administrative Agent:
(a)    Execution and Delivery of Amendment. The Borrower, the other Loan Parties and the Consol Loan Parties shall have executed this Amendment, and the Administrative Agent shall have received approval from the Required Lenders to execute and shall have executed this Amendment.
(b)    No Actions or Proceedings. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Amendment, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, upon which the claimant is reasonably likely to prevail and the effect of which would constitute a Material Adverse Change.
(c)    Consents. All material consents required to effectuate the transactions contemplated by this Amendment and the other Loan Documents and shall have been obtained.
(d)    Confirmation of Guaranty. Each of the Guarantors and the CONSOL Loan Parties by execution of this Amendment hereby confirms that they have read and understand this Amendment. In order to induce the Lenders, the Administrative Agent and the other agents to enter into this Amendment, (A) each of the Guarantors: (i) consents to this Amendment and the transactions contemplated hereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan Documents, as the same may be amended in connection with this Amendment and the transactions contemplated hereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with this Amendment and the transactions contemplated hereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Credit Agreement or any other such Loan Document and (B) each of the CONSOL Loan Parties: (i) consents to this Amendment and the transactions contemplated hereby; (ii) ratifies and confirms the Continuing Agreement of Guaranty and Suretyship dated June 16, 2010 by each of the CONSOL Loan Parties (the “CONSOL Guaranty”); and (iii) hereby ratifies and confirms its obligations under the CONSOL Guaranty (including all exhibits and schedules thereto), as the same may be amended in connection with this Amendment and the transactions contemplated hereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in the CONSOL Guaranty is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the guaranty or obligations of any of the CONSOL Loan Parties under the CONSOL Guaranty. No CONSOL Loan Party shall be deemed a Guarantor or a Loan Party by virtue of execution of this Amendment.

(e)    Fees. The Borrower shall have paid all reasonable legal fees and expenses of counsel to the Administrative Agent for the preparation and execution of this Amendment.

3.    Incorporation into Agreements. The terms, provisions, representations, warranties and covenants set forth herein shall be incorporated into the Credit Agreement by this reference. All terms, provisions, representations, warranties and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.
4.    Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect, including without limitation, all liens and security interests granted pursuant to the Loan Documents.
5.    Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.
6.    Severability. If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.
7.    Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendment to the Credit Agreement contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendment. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.
8.    Governing Law. This Agreement shall be deemed to be a contract under the Laws of the State of New York without regard to its conflict of laws principles.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

[SIGNATURE PAGE TO FIRST AMENDMENT
TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment to Credit Agreement as of the day and year first above written with the intention that it constitutes a sealed instrument.
BORROWER:

CNX GAS CORPORATION
By: /s/ Stephen W. Johnson
Name:    Stephen W. Johnson
Title:    Senior Vice President & General Counsel

GUARANTORS:

CNX GAS COMPANY LLC

By: /s/ Stephen W. Johnson
Name:    Stephen W. Johnson
Title:    Vice President & Secretary

CARDINAL STATES GATHERING COMPANY

By: CNX Gas Company LLC, as Partnership Manager

By: /s/ Stephen W. Johnson
Name:    Stephen W. Johnson
Title:    Vice President & Secretary

KNOX ENERGY, LLC

By: /s/ Stephen W. Johnson
Name:    Stephen W. Johnson
Title:    Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT
TO CREDIT AGREEMENT]

COALFIELD PIPELINE COMPANY

By: /s/ Stephen W. Johnson
Name:    Stephen W. Johnson
Title:    Secretary

MOB CORPORATION

By: /s/ Stephen W. Johnson
Name:    Stephen W. Johnson
Title:    Secretary

CONSOL ENERGY INC.

By: /s/ John M. Reilly
Name:    John M. Reilly
Title:    Vice President and Treasurer

CONSOL ENERGY HOLDINGS LLC VI

By: /s/ John M. Reilly
John M. Reilly, Vice President and Treasurer of each Guarantor listed above on behalf of each such Guarantor

[SIGNATURE PAGE TO FIRST AMENDMENT
TO CREDIT AGREEMENT]

TERRY EAGLE LIMITED PARTNERSHIP

By: TECPART Corporation, a general partner

By: /s/ John M. Reilly
Name: John M. Reilly
Title: Treasurer

By: TEAGLE Company, L.L.C., a general partner

By: /s/ John M. Reilly
Name: John M. Reilly
Title: Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT
TO CREDIT AGREEMENT]

AMVEST COAL & RAIL, L.L.C.
AMVEST COAL SALES, INC.
AMVEST CORPORATION
AMVEST GAS RESOURCES, INC.
AMVEST MINERAL SERVICES, INC.
AMVEST MINERALS COMPANY, L.L.C.
AMVEST OIL & GAS, INC.
AMVEST WEST VIRGINIA COAL, L.L.C.
BRAXTON-CLAY LAND & MINERAL, INC.
CNX LAND RESOURCES INC.
CNX MARINE TERMINALS INC.
CONSOL ENERGY SALES COMPANY
CONSOL OF CANADA INC.
CONSOL OF CENTRAL PENNSYLVANIA LLC
CONSOL OF KENTUCKY INC.
CONSOL OF OHIO LLC
CONSOL OF WV LLC
CONSOL OF WYOMING LLC
CONSOL PENNSYLVANIA COAL COMPANY LLC
FOLA COAL COMPANY, L.L.C.
GLAMORGAN COAL COMPANY, L.L.C.
LEATHERWOOD, INC.
LITTLE EAGLE COAL COMPANY, L.L.C.
MON RIVER TOWING, INC.
MTB INC.
NICHOLAS-CLAY LAND & MINERAL, INC.
PETERS CREEK MINERAL SERVICES, INC.
RESERVE COAL PROPERTIES COMPANY
ROCHESTER & PITTSBURGH COAL
COMPANY
TEAGLE COMPANY, L.L.C.
TECPART CORPORATION
TERRA FIRMA COMPANY
TERRY EAGLE COAL COMPANY, L.L.C.
VAUGHAN RAILROAD COMPANY
WOLFPEN KNOB DEVELOPMENT COMPANY

By: /s/ John M. Reilly
John M. Reilly, Treasurer of each Guarantor listed above on behalf of each such Guarantor

[SIGNATURE PAGE TO FIRST AMENDMENT
TO CREDIT AGREEMENT]

CENTRAL OHIO COAL COMPANY
CONSOLIDATION COAL COMPANY
EIGHTY-FOUR MINING COMPANY
HELVETIA COAL COMPANY
ISLAND CREEK COAL COMPANY
KEYSTONE COAL MINING CORPORATION
LAUREL RUN MINING COMPANY
McELROY COAL COMPANY
SOUTHERN OHIO COAL COMPANY
TWIN RIVERS TOWING COMPANY
WINDSOR COAL COMPANY

By: /s/ Daniel S. Cangilla
Daniel S. Cangilla, Treasurer of each Guarantor listed above on behalf of each such Guarantor

CONRHEIN COAL COMPANY

By: Consolidation Coal Company, a general partner

By: /s/ Daniel S. Cangilla
Name:    Daniel S. Cangilla
Title:    Treasurer

CONSOL FINANCIAL INC.

By: /s/ Christopher C. Jones
Name:    Christopher C. Jones
Title:    Vice President and Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT
TO CREDIT AGREEMENT]

ADMINISTRATIVE AGENT:

PNC BANK, NATIONAL ASSOCIATION, as Administrative
Agent on behalf of the Required Lenders

By: /s/ Richard C. Munsick
Name:    Richard C. Munsick
Title:    Senior Vice President